===================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                        ----------------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                        (Amendment No. 13)

                        Loctite Corporation
                       (Name of the Issuer)
                        HC Investments, Inc.
                            Henkel KGaA
                        Loctite Corporation
                (Name of Persons Filing Statement)

                        ----------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)

                        ----------------

          Dr. Karl Gruter                 Eugene F. Miller, Esq.
            Henkel KGaA                    Loctite Corporation
         Henkelstrasse 67                 10 Columbus Boulevard
        D-40191 Dusseldorf             Hartford, Connecticut 06106
              Germany                         (860) 520-5000
          49-211-797-2137


           (Name, Address and Telephone Number of Person
        Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)

                        ----------------

                          With copies to:

      William A. Groll, Esq.               Stuart Z. Katz, Esq.
     Cleary, Gottlieb, Steen              Fried, Frank, Harris,
            & Hamilton                      Shriver & Jacobson
         One Liberty Plaza                  One New York Plaza
     New York, New York 10006            New York, New York 10004
          (212) 225-2000                      (212) 859-8000

    This statement is filed in connection with (check the appropriate box):

    a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. ( ) The filing of a registration statement under the Securities Act of 1933.
    c. (x)  A tender offer.
    d. ( )  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. ( )

      HC Investments, Inc., Henkel KGaA and Loctite
Corporation hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, as amended, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 13. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

      The transaction to which this Statement relates was completed on January 15, 1997 when the Merger was consummated.

ITEM  5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

      and

ITEM  10.  INTEREST IN SECURITIES OF THE ISSUER.

Items 5 and 10 of the Statement are hereby amended and supplemented by adding thereto the following:

      On January 15, 1997, Parent issued a press release, a copy of which is included as exhibit (g)(15) hereto and the information contained therein is incorporated herein by this reference.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(g)(15)    Press Release dated January 15, 1997.

                             SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: January 15, 1997

                             HC INVESTMENTS, INC.



                             by  /s/ Ernest G. Szoke
                               -------------------------
                               Name: Ernest G. Szoke
                               Title: Secretary



                             HENKEL KGaA



                             by  /s/ Lothar Steinebach
                               -------------------------
                               Name: Lothar Steinebach
                               Title:   Vice President

                             by  /s/ Petra Hammerlein
                               -------------------------
                               Name: Petra Hammerlein
                               Title:   Senior Counsel


                             LOCTITE CORPORATION



                             by  /s/ David Freeman
                               -------------------------
                               Name: David Freeman
                               Title: Chairman and Chief
                                      Executive Officer

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME

(g)(15)        Press Release dated January 15, 1997.